***PORTIONS OF THIS EXHIBIT MARKED BY BRACKETS ("[     ]") OR OTHERWISE
IDENTIFIED HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***

                                                                 Exhibit 10.44.1


              FIRST AMENDMENT TO THE AGREEMENT FOR THE PROVISION
                 OF TELECOMMUNICATIONS SERVICES AND FACILITIES


          WHEREAS, Carolinas FiberNet, LLC ("CFN") and Interstate FiberNet, GP have executed the Agreement for the Provision of Telecommunications Services and Facilities, dated January 27, 1996 (the "Agreement") whereby CFN and Interstate FiberNet, GP agreed to interconnect their respective networks and agreed to cross-market internetwork telecommunications transport; and

          WHEREAS, pursuant to Section 10.12 of the Agreement, Interstate FiberNet, GP has assigned its rights and obligations under the Agreement to ITC Transmission Systems, Inc. ("ITC"); and

          WHEREAS, in connection with the reorganization of certain companies affiliated with ITC, ITC has changed its name to Interstate FiberNet, Inc. ("IFN"); and

          WHEREAS, due to changes in the telecommunications environment, CFN and IFN agree that certain amendments should be made to the Agreement; and

          WHEREAS, pursuant to Section 10.7 of the Agreement, the Agreement may be amended by an instrument in writing duly executed by CFN and IFN.

          NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, CFN and IFN covenant and agree that the Agreement is amended as follows:

          1. Effective September 1, 1997, Section 3.3 of the Agreement shall be amended by inserting the following sentence at the end of the section:

          CFN and IFN each agree to provide a total of at least [__] DS-3s of Capacity to the Meet Point as initial Capacity and additional Capacity under this Agreement.

          2. Effective September 1, 1997, Section 3.5 of the Agreement is amended by adding the following three paragraphs to the end of the section:

                    As frequently as necessary, but not less than at annual
               intervals, both Parties agree to reassess the tier designations of each of its cities (to which a Party provides Capacity) and to redesignate each city in the appropriate tier based on the then current market conditions.

                    Upon
               [________________________________________________________________
               _____] CFN and IFN agree to renegotiate the Stated Compensation Rate applicable to such city pairs for all Capacity provided under this Agreement to the applicable CFN/IFN Tier I city pair. CFN and IFN intend that the renegotiated Stated Compensation Rate shall be equal to or greater than $[__] for Tier I DS-3s.

                    On a case-by-case basis which shall be evidenced by a
               written agreement signed by both Parties, CFN and IFN agree that the Parties may establish a separate Stated Compensation

               Rate with respect to certain sales covering large amounts of Capacity.

          3. Effective September 1, 1997, Section 7.3 of the Agreement is amended by adding the following paragraph to the end of the section:

                    In the case of sale of (1) available Capacity to a Tier I
               city pair (within the meaning of Section 3.2 of the Agreement) as of September 1, 1997; (2) additional Capacity to a Tier I city pair (within the meaning of Section 3.3 of the Agreement) which is added after September 1, 1997 (i.e., Capacity not utilized to provide Service sold to Customers on September 1, 1997); or (3) renewed Capacity to a Tier I city pair which is renewed after September 1, 1997 (i.e., Capacity covered by a contract executed prior to September 1, 1997 which is subsequently renewed after the expiration of the original contract's initial term), the Seller shall not be required to pay the Provider the Bonus Compensation Fee.

          4. Effective for sales of (1) available Capacity (within the meaning of Section 3.2 of the Agreement) as of September 1, 1997; (2) additional Capacity (within the meaning of Section 3.3 of the Agreement) which is added after September 1, 1997; or (3) renewed Capacity which is renewed after September 1, 1997 (i.e., Capacity covered by a contract executed prior to September 1, 1997 which is subsequently renewed after the expiration of the original contract's initial term), Schedule 3.5 is amended by adding the following to the end of the Schedule:

          Tier I Pricing Basic Schedule (no free months) [Post 9/1/97 sale]
                    DS-1   [_____]
                    DS-3   [_____]
                    OC-12  [_____]

          Tier I Pricing (one free month for each 11 months of service) [Post 9/1/97 sale]
                    DS-1   [_____]
                    DS-3   [_____]
                    OC-12  [_____]

          CFN and IFN reserve the right (pursuant to the procedures provided in Section 10.7 of the Agreement) to amend at any time any of the terms or provisions of this First Amendment. This Amendment shall be subject to the non-disclosure provisions contained in Article VIII of the Agreement. Except as expressly or by necessary implication amended hereby, the Agreement shall continue in full force and effect.

          IN WITNESS WHEREOF, CFN and IFN have caused this Amendment to be executed by its duly authorized officers.

CAROLINAS FIBERNET, LLC

By:  DUKENET COMMUNICATIONS, INC.      By:  PALMETTONET, INC.
   Member                                   Member


By:  /s/  Illegible                    By:  /s/  Illegible
     -----------------------------          -----------------------------

Its: President                         Its:
     -----------------------------          -----------------------------


By: CARONET, LLC                       By:  ACCESS/ON INTER-
   Member                                   EXCHANGE SERVICES, INC.
                                            Member


By:  /s/  Illegible                    By:  /s/  Illegible
     -----------------------------          -----------------------------

Its:  General Manager                  Its:  Treasurer
     -----------------------------           -----------------------------


INTERSTATE FIBERNET, INC.


By:  /s/  Douglas Shumate
     -----------------------------

Its: SNR VP CFO
     -----------------------------